                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date earliest event reported): April 16, 2001
                                                         ----------------




                         ACCEL INTERNATIONAL CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                  0-8162                           31-0788334
    --------                  ------                           ----------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification No.)


75 West Street, Simsbury, Connecticut                  06070
-------------------------------------                  -----
(Address of principle executive office)              (Zip Code)


Registrant's telephone number, including area code: (860)-843-7600)
                                                    ---------------


(Former Name or Former Address, if Changed Since Last Report):  Not applicable.

                                                                          0-8162
                         ACCEL INTERNATIONAL CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

ITEM 5.  OTHER EVENTS.

     (a) ACCEL International Corporation ("ACCEL" or "the Company" or "the Registrant") will be unable to timely file its Annual Report on Form 10-K for the fiscal year ending December 31, 2000, by its due date (extended) of April 16, 2001, as originally anticipated. The audit of ACCEL's financial statements for the year then ended has not been completed, due to difficulties verifying certain of the Company's new subsidiary's books and records. As reported in the Registrant's previously filed Form 12b-25, Notification of Late Filing, the registrant is experiencing difficulties in absorbing the final accounting for new entities purchased in 2000, and to correctly account for its recently discontinued business segment, the property and casualty insurance business segment, denoted by Acceleration National Insurance Company, which was placed into liquidation by regulators of the State of Ohio Insurance Department on February 28, 2001. Such action forced the downsizing of the Registrant's accounting staff. The Registrant needs additional time to properly account for both its new business units and for its recently discontinued business segment for this reporting year.

     (b) The Registrant is in the process of finalizing its subsidiary books and records and the required disclosures to properly record in SEC Form 10-K. The Company hopes to have the books and records finalized and its Form 10-K filed as soon as reasonably possible. For the year ended December 31, 2000, based on unaudited information, the Company expects to report a net loss in excess of $12 million, and a total deficit in equity of approximately $2.75 million. These amounts are subject to audit and therefore may change by a material amount, although the Company believes that these are realistic estimates of the final figures. Upon completion of the records, books and financial statements, the Company will forward the final information to its independent accountants for the conclusion of the audit.


     (c)  Contact: Gerald H. Pastor, President and Chief Executive Officer
                   ACCEL International Corporation, (860) 843-7600

                                                                          0-8162
                         ACCEL INTERNATIONAL CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT


                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL INTERNATIONAL CORPORATION                 Date: April 24, 2001





By: /s/ Gerald H. Pastor                        By:  /s/ Richard A. Lawrence
    --------------------------------                ----------------------------
    Gerald H. Pastor                                Richard A. Lawrence
    President & Chief Executive Officer             Senior Vice President, CFO &
                                                    Treasurer


                                       3